SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 2, 1998

                              ROSS TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                         0-27016             74-2507960
(State or Other Jurisdiction           (Commission           (IRS Employer
       of Incorporation)               File Number)         Identification No.)


5316 Highway 290 West, First Floor, Austin, Texas                     78735
           (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code: (512) 436-2000

Item 5.   Other Events.

     On April 2, 1998, Ross Technology, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Exhibits.

        99     Press Release dated April 2, 1998.

                                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ROSS TECHNOLOGY, INC.




Date:  April 3, 1998
                                        By: /s/ Francis S. (Kit) Webster III
                                            ---------------------------------
                                             Francis S. (Kit) Webster III
                                             Chief Financial Officer

                                       Exhibit Index



Exhibit           Description

99                Press Release dated April 2, 1998.